Exhibit 10.1

AMENDMENT NO. 3 TO CREDIT AGREEMENT

This AMENDMENT NO. 3 TO CREDIT AGREEMENT, dated as of September 30, 2016 (this “Amendment”), is by and among MIDCOAST ENERGY PARTNERS, L.P., a Delaware limited partnership (the “Parent Borrower”), MIDCOAST OPERATING, L.P., a Texas limited partnership (the “Opco Borrower” and, together with the Parent Borrower, the “Borrowers”), the Subsidiary Guarantors, the Lenders party hereto and BANK OF AMERICA, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), a Swing Line Lender and an L/C Issuer.

WITNESSETH:

WHEREAS, the Borrowers, the Lenders and the Administrative Agent are parties to that certain Credit Agreement, dated as of November 13, 2013 (as heretofore amended, supplemented or otherwise modified, the “Credit Agreement”); and

WHEREAS, the Parent Borrower has requested that the definition of Consolidated EBITDA be modified to include cash distributions in excess of cumulative equity earnings from both Texas Express Pipeline LLC and Texas Express Gathering LLC;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Definitions. Unless otherwise defined in this Amendment, capitalized terms used in this Amendment, which are defined in the Credit Agreement, as amended hereby (the “Amended Credit Agreement”), shall have the meanings assigned to such terms in the Credit Agreement. The interpretive provisions set forth in Section 1.02 of the Credit Agreement shall apply to this Amendment.

SECTION 2.   Amendments to Credit Agreement.

(a)     Section 1.01 of the Credit Agreement is hereby amended by amending the definition of Consolidated EBITDA to read in its entirety:

““Consolidated EBITDA” means, for any period, for the Parent Borrower and its Subsidiaries (for the avoidance of doubt, excluding the Unrestricted Subsidiaries) on a consolidated basis, an amount equal to the sum of (a) Consolidated Net Income for such period, plus (b) (i) Consolidated Interest Expense deducted in determining such Consolidated Net Income, (ii) the amount of taxes, based on or measured by income, used or included in the determination of Consolidated Net Income, (iii) the amount of depreciation and amortization expense deducted in determining such Consolidated Net Income, (iv) the amount of any one-time costs incurred in connection with the initial public offering of the Parent Borrower’s equity securities, this Agreement and the initial Loan Documents and its and its Subsidiaries’ credit support arrangements with its Affiliates, (v) non-cash operating expenses in an aggregate amount not to exceed $25,000,000 in any period and (vi) any cash distributions in excess of cumulative equity earnings from each of Texas Express Pipeline LLC and Texas Express Gathering LLC; provided that for purposes of the foregoing, Consolidated Net Income and Consolidated Interest Expense shall be adjusted with respect to net income and expenses of non-Wholly-Owned Subsidiaries (other than the Opco Borrower), to the extent not already excluded from Consolidated Net Income, to reflect the applicable Borrower’s pro rata ownership interest therein. For purposes of any calculations under the Loan Documents, Consolidated EBITDA shall be deemed to be: $49,300,000 for the fiscal quarter ending June 30, 2013, $67,900,000 for the fiscal quarter ending March 31, 2013 and $74,800,000 for the fiscal quarter ending December 31, 2012. If any Subsidiary is an Excluded Subsidiary on both (i) the last day of a Subject Period and (ii) on the date (as used in this paragraph, the “Determination Date”) that is the earlier of (x) the date that the Parent Borrower delivers a Compliance Certificate pursuant to Section 6.02(a)(i) for such Subject Period and (y) the date that the Parent Borrower is required to deliver such Compliance Certificate pursuant to Section 6.02(a)(i), then the net income of such Subsidiary shall not be included in the calculation of Consolidated Net Income for such Subject Period and such Subsidiary’s interest expense, income taxes, depreciation and amortization shall not be added to Consolidated Net Income pursuant to clause (b) above. If a Subsidiary is not an Excluded Subsidiary on the last day of the Subject Period, or if such Subsidiary is an Excluded Subsidiary on the last day of a Subject Period but is no longer an Excluded Subsidiary on the Determination Date, then such Subsidiary will not be considered an Excluded Subsidiary during any part of the Subject Period, its net income will be included in the calculation of Consolidated Net Income for the Subject Period to the same extent as if it had not been an Excluded Subsidiary during any part of the Subject Period, and its interest expense, income taxes, depreciation and amortization will be added to Consolidated Net Income pursuant to clause (b) above. For the avoidance of doubt, and by way of an example (but not exhaustive of all other applicable examples), the EBITDA for a Subject Period which is attributable to a Subsidiary, that at any time during that Subject Period was an Excluded Subsidiary, shall nonetheless be included in the Consolidated EBITDA for such Subject Period if, on either the last day of the Subject Period or the Determination Date such Subsidiary is, for whatever reason, no longer an Excluded Subsidiary, including by reason of discharging the Indebtedness that imposed the applicable Excluded Subsidiary Transfer Restriction or Excluded Subsidiary Transfer Restrictions or having otherwise terminated the application of all related provisions that imposed such restriction or restrictions.”

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SECTION 3. Representations and Warranties.

To induce the other parties hereto to enter into this Amendment, the Borrowers represent and warrant that, as of the date hereof:

(a)          both immediately before and after giving effect to this Amendment, all representations and warranties of the Borrowers contained in Article V of the Credit Agreement, and which are contained in any Loan Document furnished by any Loan Party at any time under, or in connection with, this Amendment or the Credit Agreement, are true and correct, except to the extent that such representations and warranties specifically refer to a different date, in which case they are true and correct as of such date and except that the representations and warranties contained in clauses (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement;

(b)          both immediately before and after giving effect to this Amendment, no Default or Event of Default exists;

(c)          the execution, delivery and performance by each Loan Party of this Amendment and the performance by such Loan Party of the Amended Credit Agreement and each Loan Document to which such Loan Party is a party have been duly authorized by all necessary corporate or other organizational action, and do not and will not (i) violate the terms of any of the Loan Party’s Organization Documents, (ii) result in any breach of, constitute a default under, or require, pursuant to the express provisions thereof, the creation of any consensual Lien on the properties of such Loan Party under, any Contractual Obligation to which such Loan Party is a party or any order, injunction, writ or decree of any Governmental Authority to which such Loan Party or its property is subject, or (iii) violate any Law, in each case with respect to the preceding clauses (i) through (iii), which would reasonably be expected to have a Material Adverse Effect;

(d)          this Amendment and the Amended Credit Agreement constitute legal, valid and binding obligations of each Loan Party, enforceable against such Loan Party in accordance with their terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles; and

(e)          no approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority is required to be obtained or made by any Loan Party by any material statutory law or regulation applicable to it as a condition to the execution, delivery or performance by, or enforcement against, such Loan Party of this Amendment or the performance by, or enforcement against, such Loan Party of the Amended Credit Agreement.

SECTION 4. Conditions to Effectiveness. This Amendment shall become effective as of the date first written above when, and only when,

(a)	the Administrative Agent shall have received:

(i)	counterparts of this Amendment duly executed and delivered by the Borrowers, the Subsidiary Guarantors, the Administrative Agent and the Required Lenders;

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(ii)	such certificates of resolutions or other action, incumbency certificates and/or other certificates of the secretary or an assistant secretary of each Borrower and the Subsidiary Guarantors, as the Administrative Agent may timely request to establish the identities of and verify the authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Amendment;

(iii)	such evidence as the Administrative Agent may reasonably request to verify that each Loan Party is duly organized or formed, validly existing and in good standing in the jurisdiction where organized; and

(iv)	a certificate dated as of the date hereof signed by a Responsible Officer of the Parent Borrower certifying as to the matters set forth in Sections 3(a) and (b) above; and

(b)          the Parent Borrower shall have reimbursed or paid, to the extent timely invoiced to, and reviewed by, the Parent Borrower, all out-of-pocket expenses required to be reimbursed or paid by the Parent Borrower under the Credit Agreement.

SECTION 5. Governing Law.

THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE; PROVIDED THAT THE ADMINISTRATIVE AGENT AND EACH LENDER SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

SECTION 6. Counterparts.

This Amendment may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of a counterpart to this Amendment may be made by facsimile or other electronic transmission in .pdf format.

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SECTION 7. Effect of Amendment.

From and after the effectiveness of this Amendment, each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement shall refer to the Amended Credit Agreement. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Administrative Agent or the Lenders under the Credit Agreement or under any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect (including, without limitation, each Subsidiary Guarantor’s obligations under Article XI of the Amended Credit Agreement). This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 8. Confirmation of Loan Documents.

The terms, provisions, conditions and covenants of the Amended Credit Agreement and the other Loan Documents remain in full force and effect and are hereby ratified and confirmed in all respects, and the execution, delivery and performance of this Amendment shall not, except as expressly set forth in this Amendment, operate as a waiver of, consent to or amendment of any term, provision, condition or covenant thereof. Without limiting the generality of the foregoing, nothing contained herein shall be deemed (a) to constitute a waiver of compliance or consent to noncompliance by any Loan Party with respect to any term, provision, condition or covenant of the Credit Agreement or any other Loan Document, (b) to prejudice any right or remedy that the Administrative Agent or any Lender may now have or may have in the future under or in connection with the Amended Credit Agreement or any other Loan Document or (c) to constitute a waiver of compliance or consent to noncompliance by any Loan Party with respect to the terms, provisions, conditions and covenants of the Amended Credit Agreement and the other Loan Documents made the subject hereof. Each Loan Party hereby represents and acknowledges that it has no claims, counterclaims, offsets, credits or defenses to the Loan Documents or the performance of its obligations thereunder.

SECTION 9. Headings.

Section and subsection headings in this Amendment are for convenience of reference only, and are not part of, and are not to be taken into consideration in interpreting, this Amendment.

SECTION 10. Entire Agreement.

THIS AMENDMENT, THE AMENDED CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date and year first above written.

BORROWERS:

MIDCOAST ENERGY PARTNERS, L.P.
a Delaware limited partnership,
as Parent Borrower

By:	Midcoast Holdings, L.L.C.,
its General Partner

By:
Name:
Title:

MIDCOAST OPERATING, L.P.
a Texas limited partnership,
as Opco Borrower

By:	Midcoast OLP GP, L.L.C., its General Partner

By:
Name:
Title:

Amendment No. 3 to Credit Agreement (MEP)

SUBSIDIARY GUARANTORS:

Enbridge G & P (East Texas) L.P.

Enbridge Pipelines (East Texas) L.P.

Enbridge G & P (Oklahoma) L.P.

Enbridge Pipelines (North Texas), L.P.

Enbridge G & P (North Texas) L.P.

ELTM, L.P.

Enbridge Pipelines (Texas Gathering) L.P.

Enbridge Marketing (North Texas) L.P.

ENBRIDGE GATHERING (NORTH TEXAS) L.P.

eNBRIDGE LIQUIDS MARKETING (NORTH TEXAS) L.P.

ENBRIDGE PIPELINES (TEXAS LIQUIDS) l.P.

ENBRIDGE PIPELINES (TEXAS INTRASTATE) L.P.

ENBRIDGE PARTNERS RISK MANAGEMENT, L.P.

By:	Enbridge Holdings (Texas Systems) L.L.C.,
the General Partner, and as the General
Partner, of each of the foregoing listed entities

By:
Name:
Title:

Amendment No. 3 to Credit Agreement (MEP)

Enbridge Energy Marketing, L.L.C.

By:
Name:
Title:

Midcoast OLP GP, L.L.C.

By:
Name:
Title:

ENBRIDGE PIPELINES (OKLAHOMA TRANSMISSION) L.L.C.

By:
Name:
Title:

ENBRIDGE MARKETING (U.S.) L.P.

By:	Enbridge Marketing (U.S.) L.L.C., its General Partner

By:
Name:
Title:

Amendment No. 3 to Credit Agreement (MEP)

BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender, an L/C Issuer and a Lender

By:
Name:
Title:

Amendment No. 3 to Credit Agreement (MEP)

CITIBANK, N.A.,
as a Lender

By:
Name:
Title:

Amendment No. 3 to Credit Agreement (MEP)

BARCLAYS BANK PLC,
as a Lender

By:
Name:
Title:

Amendment No. 3 to Credit Agreement (MEP)

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as a Lender

By:
Name:
Title:

By:
Name:
Title:

Amendment No. 3 to Credit Agreement (MEP)

DEUTSCHE BANK AG, NEW YORK BRANCH,
as a Lender

By:
Name:
Title:

By:
Name:
Title:

Amendment No. 3 to Credit Agreement (MEP)

GOLDMAN SACHS BANK USA,
as a Lender

By:
Name:
Title:

Amendment No. 3 to Credit Agreement (MEP)

JPMORGAN CHASE BANK, N.A.,
as a Lender

By:
Name:
Title:

Amendment No. 3 to Credit Agreement (MEP)

UBS AG, Stamford Branch,
as a Lender

By:
Name:
Title:

Amendment No. 3 to Credit Agreement (MEP)

WELLS FARGO BANK, N.A.,
as a Lender

By:
Name:
Title:

Amendment No. 3 to Credit Agreement (MEP)

MIZUHO BANK, LTD.,
as a Lender

By:
Name:
Title:

Amendment No. 3 to Credit Agreement (MEP)

SUMITOMO MITSUI BANKING CORPORATION,
as a Lender

By:
Name:
Title:

Amendment No. 3 to Credit Agreement (MEP)

MORGAN STANLEY BANK, N.A.,
as a Lender

By:
Name:
Title:

Amendment No. 3 to Credit Agreement (MEP)

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,
as a Lender

By:
Name:
Title:

Amendment No. 3 to Credit Agreement (MEP)